Exhibit 99.1
For Release: 1:45 p.m. ET
December 2, 2008
GM Reports 154,877 Deliveries in November
•	U.S. auto industry remains at historically low levels, down 400,000 vehicles, or 34 percent, from last year
DETROIT — General Motors dealers in the United States delivered 154,877 vehicles in November, down 41 percent compared with a year ago. GM car sales of 58,786 were off 44 percent and truck sales of 96,091 were down 39 percent. The steep decline in vehicle sales was largely due to a significant drop in the market’s retail demand compared with last year, and continuing economic uncertainty that has negatively impacted consumer confidence.
“In November we saw the continuation of the dramatic decline in volume for the industry. Every manufacturer is posting awful numbers and we are no exception,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “We have outstanding products in the market, so it is particularly frustrating when economic uncertainty takes our customers out of the market. There were about 34 percent, or 400,000, fewer vehicles sold this November in the industry than a year ago — this is the annual volume of two full production plants that have simply evaporated in a single month. The global economic crisis and credit freeze have had a very negative impact on the vehicle market which runs on consumer confidence and available financing.
“The fact that we have outstanding, high quality, fuel efficient products and great deals in almost every market segment is not driving demand right now,” LaNeve added. “The consumer is scared and sitting on the sideline. We need appropriate economic stimulus to get the consumer back in the game.”
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To offer customers an outstanding value at year-end, GM’s Red Tag Event continues through January 5, 2009. The Red Tag Event provides great deals on most new vehicles in GM’s portfolio by offering a special Red Tag vehicle price and customer cash back. GM’s “Financing That Fits” program enables consumers to find financing at affordable rates from GMAC and thousands of other banks, credit unions and financing institutions.
Despite the weak market in November, Chevrolet Malibu continued its solid performance with total sales up 31 percent compared with last November. Year to date, Malibu total sales have now exceeded 160,000 cars, up 39 percent from the same period last year. With its six-speed transmission and four-cylinder engine combination, the Malibu delivers an EPA-estimated 33 mpg highway — tops in the industry’s mid-car segment. The Malibu Hybrid also offers the lowest-priced hybrid in the segment.
GM hybrids continue to build sales momentum. A total of 1,335 hybrid vehicles were delivered in the month. Hybrid sales included: 404 hybrid Chevrolet Tahoe, 190 GMC Yukon and 173 Cadillac Escalade 2-mode SUVs delivered. There were 195 Chevrolet Malibu, 45 Saturn Aura and 328 Vue hybrids sold in November. Hybrids comprised 10 percent of combined Yukon/Tahoe retail sales and 12 percent of Escalade retail sales in the month. So far in 2008, GM has sold a total of 11,884 hybrids.
GM inventories dropped compared with a year ago. In November, only about 862,000 vehicles were in stock, down about 130,000 vehicles (or about 13 percent) compared with last year. There were about 379,000 cars and 483,000 trucks (including crossovers) in inventory at the end of November.
Certified Used Vehicles
November 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 33,731 vehicles, down 10 percent from November 2007. Year-to-date sales are 442,182 vehicles, down 7 percent from the same period last year.
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GM Certified Used Vehicles, the industry’s top-selling certified brand, posted November sales of 28,607 vehicles, down more than 12 percent from November 2007. Saturn Certified Pre-Owned Vehicles sold 863 vehicles, down 16 percent. Cadillac Certified Pre-Owned Vehicles sold 3,453 vehicles, up 7 percent. Saab Certified Pre-Owned Vehicles sold 552 vehicles, up 18 percent, and HUMMER Certified Pre-Owned Vehicles sold 256 vehicles, up 95 percent.
“November sales for certified GM programs were down overall, as the growing economic uncertainty last month continued to impact consumer confidence and demand for vehicles, both new and used,” said LaNeve. “We’re pleased to see the Cadillac, Saab and Hummer CPO programs post solid sales gains from last November as shoppers continue to seek value and peace of mind in this challenging retail environment.”
GM North America Reports November, 2008 Production; Fourth Quarter Forecast at 835,000 Vehicles; Initial Q1 2009 Production Forecast at 600,000 Vehicles
In November, GM North America produced 249,000 vehicles (109,000 cars and 140,000 trucks). This is down 117,000 vehicles or 32 percent compared with November 2007 when the region produced 366,000 vehicles (134,000 cars and 232,000 trucks). (Production totals include joint venture production of 8,000 vehicles in November 2008 and 22,000 vehicles in November 2007.)
The GM North America fourth-quarter production forecast is 835,000 vehicles (380,000 cars and 455,000 trucks) which is down about 20 percent compared with a year ago. GM North America built 1.042 million vehicles (358,000 cars and 684,000 trucks) in the fourth-quarter of 2007.
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The initial GM North America first-quarter 2009 production forecast is 600,000 vehicles (235,000 cars and 365,000 trucks) which is down about 32 percent compared with a year ago. GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008. First quarter 2008 production was reduced nearly 100,000 vehicles due to the strike at American Axle.
General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 252,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 34 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.
# # #
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Contact:
John McDonald
GM Corporate News
313-667-3714 (office)
313-418-2139 (mobile)
john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

					(Calendar Year-to-Date)
*S/D Curr: 25	November				January - November
			%Chg	%Chg per			%Chg
*S/D Prev: 25	2008	2007	Volume	S/D	2008	2007	Volume

Vehicle Total	154,877	263,654	-41.3	-41.3	2,758,705	3,543,167	-22.1
Car Total	58,786	105,077	-44.1	-44.1	1,169,975	1,372,830	-14.8
Light Truck Total	94,618	156,196	-39.4	-39.4	1,564,814	2,129,944	-26.5
Light Vehicle Total	153,404	261,273	-41.3	-41.3	2,734,789	3,502,774	-21.9
Truck Total	96,091	158,577	-39.4	-39.4	1,588,730	2,170,337	-26.8

GM Vehicle Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	7,516	13,245	-43.3	-43.3	128,288	171,391	-25.1
Cadillac Total	8,815	17,041	-48.3	-48.3	147,924	193,290	-23.5
Chevrolet Total	95,756	151,642	-36.9	-36.9	1,663,440	2,080,015	-20.0
GMC Total	20,214	34,549	-41.5	-41.5	347,213	460,243	-24.6
HUMMER Total	1,454	4,029	-63.9	-63.9	25,315	50,653	-50.0
**Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*
Pontiac Total	12,140	26,040	-53.4	-53.4	250,902	327,811	-23.5
Saab Total	852	2,003	-57.5	-57.5	20,189	29,963	-32.6
Saturn Total	8,130	15,105	-46.2	-46.2	175,434	221,895	-20.9

GM Vehicle Total	154,877	263,654	-41.3	-41.3	2,758,705	3,543,167	-22.1

GM Car Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	5,220	9,214	-43.3	-43.3	86,201	121,460	-29.0
Cadillac Total	4,879	11,362	-57.1	-57.1	98,079	117,734	-16.7
Chevrolet Total	33,055	51,785	-36.2	-36.2	660,322	699,668	-5.6
Pontiac Total	11,383	24,042	-52.7	-52.7	232,278	296,206	-21.6
Saab Total	717	1,693	-57.6	-57.6	16,904	25,298	-33.2
Saturn Total	3,532	6,981	-49.4	-49.4	76,191	112,464	-32.3

GM Car Total	58,786	105,077	-44.1	-44.1	1,169,975	1,372,830	-14.8

GM Light Truck Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	2,296	4,031	-43.0	-43.0	42,087	49,931	-15.7
Cadillac Total	3,936	5,679	-30.7	-30.7	49,845	75,556	-34.0
Chevrolet Total	62,040	98,579	-37.1	-37.1	993,464	1,366,612	-27.3
GMC Total	19,402	33,446	-42.0	-42.0	332,951	441,491	-24.6
HUMMER Total	1,454	4,029	-63.9	-63.9	25,315	50,653	-50.0
Pontiac Total	757	1,998	-62.1	-62.1	18,624	31,605	-41.1
Saab Total	135	310	-56.5	-56.5	3,285	4,665	-29.6
Saturn Total	4,598	8,124	-43.4	-43.4	99,243	109,431	-9.3

GM Light Truck Total	94,618	156,196	-39.4	-39.4	1,564,814	2,129,944	-26.5

* Twenty-five selling days (S/D) for the November period this year and twenty-five for last year

** Prior to Aug ‘07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.

Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 1 of 1

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GM Car Deliveries — (United States)
November 2008

					(Calendar Year-to-Date)
	November				January - November
			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	25	25

Century	0	0	***.*	***.*	0	5	**.*
LaCrosse	2,086	3,134	-33.4	-33.4	35,422	44,207	-19.9
LaSabre	0	0	***.*	***.*	0	121	**.*
Lucerne	3,134	6,080	-48.5	-48.5	50,779	77,101	-34.1
Park Avenue	0	0	***.*	***.*	0	26	**.*
Buick Total	5,220	9,214	-43.3	-43.3	86,201	121,460	-29.0

CTS	2,902	5,586	-48.0	-48.0	54,378	50,252	8.2
DeVille	0	0	***.*	***.*	0	71	**.*
DTS	1,287	3,751	-65.7	-65.7	28,667	47,231	-39.3
STS	630	1,928	-67.3	-67.3	13,883	18,558	-25.2
XLR	60	97	-38.1	-38.1	1,151	1,622	-29.0
Cadillac Total	4,879	11,362	-57.1	-57.1	98,079	117,734	-16.7

Aveo	3,321	5,185	-35.9	-35.9	53,103	60,705	-12.5
Cavalier	0	0	***.*	***.*	0	57	**.*
Classic	0	0	***.*	***.*	0	17	**.*
Cobalt	6,319	13,629	-53.6	-53.6	175,259	183,029	-4.2
Corvette	1,093	2,438	-55.2	-55.2	25,647	30,771	-16.7
Impala	12,851	22,824	-43.7	-43.7	244,692	293,328	-16.6
Malibu	9,469	7,210	31.3	31.3	160,898	116,140	38.5
Monte Carlo	2	498	-99.6	-99.6	710	15,380	-95.4
SSR	0	1	**.*	**.*	13	241	-94.6
Chevrolet Total	33,055	51,785	-36.2	-36.2	660,322	699,668	-5.6

Bonneville	0	0	***.*	***.*	0	130	**.*
G5	1,083	2,170	-50.1	-50.1	22,975	25,419	-9.6
G6	6,040	11,616	-48.0	-48.0	132,534	132,894	-0.3
G8	1,133	0	***.*	***.*	13,523	0	***.*
Grand Am	0	0	***.*	***.*	0	99	**.*
Grand Prix	119	5,743	-97.9	-97.9	8,371	84,123	-90.0
GTO	0	25	**.*	**.*	52	4,184	-98.8
Solstice	325	1,360	-76.1	-76.1	10,338	15,493	-33.3
Sunfire	0	0	***.*	***.*	0	39	**.*
Vibe	2,683	3,128	-14.2	-14.2	44,485	33,825	31.5
Pontiac Total	11,383	24,042	-52.7	-52.7	232,278	296,206	-21.6

9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	606	1,432	-57.7	-57.7	14,483	21,206	-31.7
9-5	111	261	-57.5	-57.5	2,418	3,974	-39.2
Saab Total	717	1,693	-57.6	-57.6	16,904	25,298	-33.2

Astra	1,106	0	***.*	***.*	10,813	0	***.*
Aura	2,161	4,158	-48.0	-48.0	56,194	54,645	2.8
ION	0	2,059	**.*	**.*	314	47,197	-99.3
Saturn L Series	0	0	***.*	***.*	0	2	**.*
Sky	265	764	-65.3	-65.3	8,870	10,620	-16.5
Saturn Total	3,532	6,981	-49.4	-49.4	76,191	112,464	-32.3

GM Car Total	58,786	105,077	-44.1	-44.1	1,169,975	1,372,830	-14.8

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 1 of 1

3-1P
GM Truck Deliveries — (United States)
November 2008

					(Calendar Year-to-Date)
	November				January - November
			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	25	25

Enclave	2,288	3,834	-40.3	-40.3	41,416	24,560	68.6
Rainier	1	51	-98.0	-98.0	115	4,715	-97.6
Rendezvous	1	11	-90.9	-90.9	24	15,258	-99.8
Terraza	6	135	-95.6	-95.6	532	5,398	-90.1
Buick Total	2,296	4,031	-43.0	-43.0	42,087	49,931	-15.7

Escalade	1,870	2,525	-25.9	-25.9	21,145	33,302	-36.5
Escalade ESV	752	1,202	-37.4	-37.4	9,828	14,837	-33.8
Escalade EXT	338	507	-33.3	-33.3	4,117	7,357	-44.0
SRX	976	1,445	-32.5	-32.5	14,755	20,060	-26.4
Cadillac Total	3,936	5,679	-30.7	-30.7	49,845	75,556	-34.0

Astro	0	0	***.*	***.*	0	25	**.*
C/K Suburban (Chevy)	3,882	6,033	-35.7	-35.7	48,003	76,900	-37.6
Chevy C/T Series	9	12	-25.0	-25.0	329	253	30.0
Chevy W Series	60	197	-69.5	-69.5	1,458	2,483	-41.3
Colorado	2,503	5,428	-53.9	-53.9	49,899	70,306	-29.0
Equinox	2,570	5,261	-51.1	-51.1	61,700	81,848	-24.6
Express Cutaway/G Cut	1,370	1,709	-19.8	-19.8	12,314	18,355	-32.9
Express Panel/G Van	5,870	6,657	-11.8	-11.8	55,692	70,132	-20.6
Express/G Sportvan	669	1,368	-51.1	-51.1	12,725	15,176	-16.2
HHR	3,421	7,179	-52.3	-52.3	89,184	95,525	-6.6
Kodiak 4/5 Series	499	861	-42.0	-42.0	6,442	8,834	-27.1
Kodiak 6/7/8 Series	93	208	-55.3	-55.3	1,425	2,165	-34.2
S/T Blazer	0	0	***.*	***.*	0	7	**.*
Tahoe	4,149	9,195	-54.9	-54.9	85,161	134,905	-36.9
TrailBlazer	2,556	7,794	-67.2	-67.2	70,791	122,554	-42.2
Traverse	2,936	0	***.*	***.*	4,521	0	***.*
Uplander	584	5,689	-89.7	-89.7	39,943	65,708	-39.2
Venture	0	0	***.*	***.*	0	25	**.*

Avalanche	1,996	4,144	-51.8	-51.8	31,806	50,449	-37.0
Silverado-C/K Pickup	29,534	38,122	-22.5	-22.5	431,725	564,697	-23.5
Chevrolet Fullsize Pickups	31,530	42,266	-25.4	-25.4	463,531	615,146	-24.6

Chevrolet Total	62,701	99,857	-37.2	-37.2	1,003,118	1,380,347	-27.3

Acadia	2,640	6,395	-58.7	-58.7	62,729	65,372	-4.0
Canyon	627	1,476	-57.5	-57.5	13,531	19,451	-30.4
Envoy	852	3,035	-71.9	-71.9	22,716	44,649	-49.1
GMC C/T Series	82	50	64.0	64.0	511	943	-45.8
GMC W Series	139	294	-52.7	-52.7	2,368	3,818	-38.0
Safari (GMC)	0	0	***.*	***.*	0	13	**.*
Savana Panel/G Classic	562	1,158	-51.5	-51.5	9,651	13,759	-29.9
Savana Special/G Cut	155	212	-26.9	-26.9	10,166	8,083	25.8
Savana/Rally	90	191	-52.9	-52.9	1,323	1,817	-27.2
Sierra	10,497	13,840	-24.2	-24.2	155,564	188,461	-17.5
Topkick 4/5 Series	317	362	-12.4	-12.4	7,450	8,448	-11.8
Topkick 6/7/8 Series	274	397	-31.0	-31.0	3,933	5,543	-29.0
Yukon	2,251	4,317	-47.9	-47.9	34,663	58,266	-40.5
Yukon XL	1,728	2,822	-38.8	-38.8	22,608	41,620	-45.7
GMC Total	20,214	34,549	-41.5	-41.5	347,213	460,243	-24.6

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 1 of 2

3-1P
GM Truck Deliveries — (United States)
November 2008

					(Calendar Year-to-Date)
	November				January - November
			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	25	25

HUMMER H1	0	3	**.*	**.*	17	122	-86.1
HUMMER H2	233	958	-75.7	-75.7	5,721	11,281	-49.3
HUMMER H3	1,048	3,068	-65.8	-65.8	19,152	39,250	-51.2
HUMMER H3T	173	0	***.*	***.*	425	0	***.*
HUMMER Total	1,454	4,029	-63.9	-63.9	25,315	50,653	-50.0

Other-Isuzu F Series	0	0	***.*	***.*	0	1,116	**.*
Other-Isuzu H Series	0	0	***.*	***.*	0	61	**.*
Other-Isuzu N Series	0	0	***.*	***.*	0	6,729	**.*
Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*

Aztek	0	0	***.*	***.*	0	25	**.*
Montana	0	0	***.*	***.*	0	26	**.*
Montana SV6	0	30	**.*	**.*	64	1,331	-95.2
Torrent	757	1,968	-61.5	-61.5	18,560	30,223	-38.6
Pontiac Total	757	1,998	-62.1	-62.1	18,624	31,605	-41.1

9-7X	135	310	-56.5	-56.5	3,285	4,665	-29.6
Saab Total	135	310	-56.5	-56.5	3,285	4,665	-29.6

Outlook	1,221	3,340	-63.4	-63.4	23,986	31,591	-24.1
Relay	1	96	-99.0	-99.0	160	1,401	-88.6
VUE	3,376	4,688	-28.0	-28.0	75,097	76,439	-1.8
Saturn Total	4,598	8,124	-43.4	-43.4	99,243	109,431	-9.3

GM Truck Total	96,091	158,577	-39.4	-39.4	1,588,730	2,170,337	-26.8

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 2 of 2

GM Production Schedule — 12/02/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car[1]	Truck[1]	Total	GME[2]	GMLAAM[3]	GMAP[4]	Worldwide	Car	Truck

2008 Q4 #*	380	455	835	213	196	494	1,738	17	13	294
O/(U) prior
forecast	(27)	(13)	(40)	(9)	(58)	(113)	(220)	(1)	0	(24)

2009 Q1 #	235	365	600	375	202	520	1,697	22	13	340
O/(U) prior
forecast	0	0	0	0	0	0	0	0	0	0

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck

2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr. #	380	455	835	213	196	494	1,738	17	13	294

CY	1,558	1,911	3,469	1,549	991	2,225	8,234	70	120	1,215

2009
1st Qtr. #	235	365	600	375	202	520	1,697	22	13	340

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

#	Denotes estimate

All Numbers may vary due to rounding

[1]	GMNA includes joint venture production — NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck

[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.
This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.